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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 7, 2002
                                                         ----------------


                              RADIANT SYSTEMS, INC.
                          ----------------------------
                            (Exact name of registrant
                          as specified in its charter)


      Georgia                          0-22065                   11-2749765
 ------------------------------------------------------------------------------
  (State or other                    (Commission              (I.R.S. Employer
  jurisdiction of                    File Number)            Identification No.)
   incorporation)


          3925 Brookside Parkway, Alpharetta, Georgia             30022
          -------------------------------------------             -----
            (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (770) 576-6000
                                                           --------------

         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.
------   ------------

         On February 7, 2002, the Company issued a press release announcing its financial results for the three months and year ended December 31, 2001. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(a)      Financial Statements:  None
(b)      Pro Forma Financial Statements:  None
(c)      Exhibits.  The following exhibits are filed with this Report:

         99.1 - Press Release of the Registrant (February 7, 2002)


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RADIANT SYSTEMS, INC.

                                             By:  /s/ John H. Heyman
                                             -----------------------------------
                                                  John H. Heyman
                                                  Co-Chief Executive Officer and
                                                  Chief Financial Officer

Dated:  February 7, 2002

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                                  EXHIBIT INDEX

      Exhibit
       Number                     Exhibit Name
       ------                     ------------
        99.1           Press Release dated February 7, 2002